________________________________________________________________________________
                                                                               1



DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the quarter ended March 31, 1999.

THE MARKET ENVIRONMENT
High yield outperformed the rest of fixed income markets in the first quarter of 1999. The Lehman Brothers High Yield Index returned 1.85% compared to a -0.50% return for the Lehman Brothers Aggregate Index. Yields on 10-year Treasuries increased about 60 basis points while double-B yields rose 14 basis points and single-B yields actually declined 45 basis points. Thus, yield spreads to Treasuries declined 46 basis points for double-B's and 105 basis points for single-B's. The average Triple-C rated bond return (3.04%) outperformed single-B's (1.96%) which outperformed double-B's (1.01%). Also, the average deferred pay bond issue return (5.54%) exceeded the average return on cash pay issues (1.12%). The strong relative performance of high yield was due, in part, to a continuing rebound from the depressed levels caused by last summer's international financial crisis. Seasonally high cash inflows, a less than expected supply of new issues and a favorable economic environment all contributed to the market's positive result.

FUND ACTIVITY
Portfolio activity during the first quarter of 1999 focused on improving the Fund's performance and liquidity by increasing holdings in large capitalization, higher quality credits. Several small size issues were sold to reduce the number of less liquid holdings. We increased the number of double-B holdings and decreased the number of triple-C and non-rated issues. We maintained our over-weighting in the single-B quality sector to take advantage of attractive valuations. We also kept our holdings of emerging market corporate issues intact as that sector continued to recover. Finally, we consolidated our holdings in telecommunications and reduced the Fund's investments in commodity producers due to poor fundamentals in most of those industry sectors.

Overall, the Fund remains broadly diversified and is invested in the issues of 126 companies at quarter-end. The top three industry categories as a percentage of net assets are: Telecommunications (25.0%), Entertainment (17.5%), and Industrial (14.7%). The average maturity of the Fund's holdings is 8 years; its average credit quality is still B.

Borrowing under the Fund's line of credit has been maintained below 33% of assets during this reporting period. On March 31, 1999 borrowings were at approximately 29% of assets.

FUND PERFORMANCE
CIGNA High Income Shares' performance was slightly ahead of its benchmark in the first quarter of 1999. Based on net asset value, the Fund returned 1.94% for the March quarter, exceeding the Lehman Brothers High Yield Index return of 1.85% by 9 basis points. For the trailing 12 months, the Fund's return lagged the Index, -10.90% versus +0.38%. Returns based on the market value of the Fund's shares traded on the New York Stock Exchange were 4.68% and -0.57% for the quarter and the last 12 months, respectively. (Fund returns assume reinvestment of all dividends and are net of all expenses; the Index returns do not include expenses.) The Fund's performance for the quarter benefited from a strong price recovery in its emerging market corporate positions as the outlook for international markets improved. The Fund's weighting of 10.5% in emerging markets versus no Index weighting clearly added to the favorable result. Also, the Fund's large exposure to single-B's (75% versus 52% Index weight) also contributed, as single-B returns exceeded those of double-B's.

OUTLOOK
The outlook for high yield at this juncture is favorable. The U.S. economy remains strong, inflation continues at low rates and the Federal Reserve seems content with its present policy of leaving interest rates unchanged. The international financial markets are now recovering as the dark clouds of last summer's currency crisis slowly dissipate. Liquidity is gradually returning to the high yield market, although investor cautiousness is still evident as shown by the market's strong preference for top tier, liquid issues. In our opinion, high yield investment currently represents attractive value relative to other fixed income investments.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde,
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 1999 (Unaudited)  2

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
BONDS AND NOTES - 135.5%
AUTO AND TRUCK - 2.3%
Advanced Accessory System L.L.C.,
     9.75%, 2007                            $ 1,700        $ 1,675
Collins & Aikman Products Co.,
    11.50%, 2006                              5,500          5,844
                                                      -------------
                                                             7,519
                                                      -------------

BROADCASTING & MEDIA - 8.4%
American Lawyer Media, Inc.,
    9.75%, 2007                               2,000          2,060
Echostar DBS Corp., 9.375%, 2009
    (144A security acquired Jan &
    Feb 1999 for $4,057,500)**                4,000          4,140
Grupo Televisa, S.A., 11.875%, 2006           1,500          1,552
Innova S DE R.L., 12.875%, 2007               8,000          6,680
Lodgenet Entertainment Corp.,
      10.25%, 2006                            3,500          3,570
TCI Satellite Entertainment, Inc.,
    10.875%, 2007                             7,500          5,775
TV Azteca, S.A.,
    10.5%, 2007                               4,000          3,300
                                                      -------------
                                                            27,077
                                                      -------------

CABLE TV - 3.4%
Charter Communications Holdings,
     8.625%, 2009 (144A security acquired
     March 1999 for $2,015,750)**             2,000          2,042
Galaxy Telecom, L.P.,  12.375%, 2005          2,700          2,997
Multicanal, S.A., 10.5%, 2007                 4,000          3,680
Supercanal Holdings S.A., 11.5%, 2005
     (144A security acquired May 1998
     for $5,515,375)**                        5,500          2,255
                                                      -------------
                                                            10,974
                                                      -------------

CHEMICALS - 1.9%
Brunner Mond Group PLC,
    11%, 2008                               $ 3,000        $ 1,680
GEO Specialty Chemicals, Inc.,
    10.125%, 2008 (144A security
    acquired July 1998 for
    $1,750,000)**                             1,750          1,741
Great Lakes Carbon Corp.,
    10.25%, 2008                              2,500          2,575
                                                      -------------
                                                             5,996
                                                      -------------

CONSUMER PRODUCTS & SERVICES - 10.8%
Anchor Advanced Products, Inc.,
     11.75%, 2004                             2,250          2,273
Bell Sports, Inc., 11%, 2008                  3,500          3,587
Carson, Inc., 10.375%, 2007                   3,250          2,503
Desa International, Inc., 9.875%, 2007        2,750          2,145
Diamond Brands Operation Corp.,
    10.125%, 2008                             2,000          1,680
Drypers Corp., 10.25%, 2007                   4,000          3,840
Moll Industries, Inc., 10.5%, 2008            2,250          1,912
Revlon Consumer Products Corp.,
    9%, 2006                                  3,000          3,000
Samsonite Corp., 10.75%, 2008                 2,700          1,836
Scoville Fasteners, Inc., 11.25%, 2007        5,000          3,650



                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES - (continued)
Sealy Mattress Co., 9.875%, 2007           $  3,500       $  3,474
United Industries Corp.,
     9.875%, 2009 (144A security acquired
     March 1999 for $3,093,500)**             3,050          3,126
Windmere Durable Holdings, Inc.,
     10%, 2008                                2,000          1,830
                                                      -------------
                                                            34,856
                                                      -------------

CONTAINERS AND PAPER - 11.2%
Crown Paper Co., 11%, 2005                    3,500          2,993
Gaylord Container Corp.,
     9.875%, 2008                             6,000          5,280
Grupo Industrial Durango, S.A.,
    12.625%, 2003                             4,500          4,320
Indah Kiat Finance Mauritius Ltd.,
    10%, 2007                                 3,250          1,560
Indesco International, Inc.,
     9.75%, 2008                              3,900          2,535
Millar Western Forest Products, Inc.,
     9.875%, 2008                             5,000          4,450
Pindo Deli Finance Mauritius Ltd.,
    10.75%, 2007                              4,000          2,200
Riverwood International Corp.,
    10.625%, 2007                             5,500          5,775
    10.875%, 2008                             5,000          4,825
Tjiwi Kimia Finance Mauritius Ltd.,
    10%, 2004                                 3,950          2,113
                                                      -------------
                                                            36,051
                                                      -------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 6.0%
Dictaphone Corp., 11.75%, 2005                4,530          3,262
International Wire Group, Inc.,
    11.75%, 2005,                             2,500          2,644
MCMS, Inc.,
     9.75%, 2008                              3,000          1,800
Telex Communications, Inc.,
    10.5%, 2007                               6,000          4,080
Viasystems, Inc.,
     9.75%, 2007                              6,000          5,648
     9.75%, 2007, Series B                    2,000          1,885
                                                      -------------
                                                            19,319
                                                      -------------
ENERGY - 1.6%
Statia Terminals International,
     11.75%, 2003                             4,900          5,145
                                                      -------------

ENTERTAINMENT - 17.5%
Alliance Gaming Corp., 10%, 2007              5,000          3,500
American Skiing Co., 12%, 2006                5,250          4,778
Booth Creek Ski Holdings, Inc.,
    12.5%, 2007                               4,250          4,037
Boyd Gaming Corp.
     9.50%, 2007                              4,000          4,100
Casino America, Inc., 12.5%, 2003             2,500          2,853
Casino Magic of Louisiana Corp.,
    13%, 2003                                 4,750          5,486


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 1999 (Unaudited)
(Continued)                                                                    3

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
ENTERTAINMENT - (CONTINUED)
Hollywood Park, Inc., 9.25%, 2007
    (144A security acquired Feb 1999
    for $3,335,406)**                      $  3,325       $  3,408
Majestic Star Casino L.L.C.,
    12.75%, 2003                              3,750          4,078
Mohegan Tribal Gaming Authority,
    8.75%, 2009 (144A security acquired
    Feb 1999 for $3,038,313)**                3,000          3,124
SFX Entertainment, Inc.,
    9.125%, 2008                              3,000          3,034
    9.125%, 2008 (144A security
    acquired Nov 1998 for
    $3,000,000)**                             3,000          3,030
Station Casinos, Inc.,
    10.125%, 2006                             1,000          1,060
     8.875%, 2008                             2,000          2,060
Trump Atlantic City Funding, Inc.,
    11.25%, 2006                              7,000          6,230
Venetian Casino Resort L.L.C.,
    12.25%, 2004                              9,000          5,414
                                                      -------------
                                                            56,192
                                                      -------------
FINANCIAL - 2.0%
Dollar Financial Group, Inc.,
     10.875%, 2006                            4,150          4,233
Nationwide Credit, Inc., 10.25%, 2008         5,250          2,258
                                                      -------------
                                                             6,491
                                                      -------------
FOOD AND BEVERAGES - 9.0%
Agrilink Foods, Inc., 11.875%, 2008
     (144A security acquired Nov. 1998
     for $4,000,000)**                        4,000          4,280
CFP Holdings, Inc., 11.625%, 2004             1,400          1,169
Compania de Alimentos Fargo,
    13.25%, 2008 (144A security
    acquired July 1998 for
    $2,750,000)**                             2,750          1,980
Del Monte Corp., 12.25%, 2007                 3,413          3,852
Di Giorgio Corp., 10%, 2007                   3,000          2,962
Grupo Azucarero Mexico S.A.,
     11.5%, 2005                              6,500          2,340
Imperial Holly Corp., 9.75%, 2007             5,000          5,050
Mastellone Hermonos S.A.,
     11.75%, 2008                             3,250          2,779
Star Markets Co., Inc., 13%, 2004             4,000          4,490
                                                      -------------
                                                            28,902
                                                      -------------

HEALTH CARE - 2.5%
King Pharmaceutical, Inc.,
     10.75%, 2009 (144A security acquired
     March 1999 for $2,806,563)**             2,800          2,884
Mediq, Inc., 11%, 2008                        6,000          5,220
                                                      -------------
                                                             8,104
                                                      -------------



                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
INDUSTRIAL - 14.7%
Bucyrus International, Inc.,
     9.75%, 2007                           $  5,000       $  4,000
CEX Holdings, Inc.,
     9.625%, 2008                             5,000          4,700
Foamex Capital Corp., 13.5%, 2005             5,500          5,610
Goss Graphic Systems, Inc.,
    12%, 2006                                 4,625          1,619
Grove Worldwide L.L.C.,
     9.25%, 2008                              3,900          3,198
Hexcel Corp., 9.75%, 2009 (144A
     security acquired Jan 1999 for
     $3,500,000)**                            3,500          3,535
High Voltage Energy Corp.,
    10.5%, 2004                               3,500          3,272
ICF International Inc., 13%, 2003***          5,000          3,250
Morris Material Handling, Inc.,
     9.5%, 2008                               3,250          1,722
Neenah Corp.,
     11.125%, 2007, Series B                  1,750          1,846
     11.125%, 2007, Series E (144A
     security acquired Nov 1998 for
     $1,552,500)**                            1,500          1,583
Outsourcing Services Group,
     10.875%, 2006                            3,500          3,430
United Rentals, Inc., 9%, 2009 (144A
     security acquired March 1999
     for $4,750,000)**                        4,750          4,744
Vicap, S.A.,
     10.25%, 2002                               750            713
     11.375%, 2007                            4,500          4,207
                                                      -------------
                                                            47,429
                                                      -------------

METALS - 4.5%
Doe Run Resource Corp.,
    11.25%, 2005                              4,000          3,360
Euramax International PLC,
    11.25%, 2006                              6,000          6,015
Gulf States Steel, Inc., 13.5%, 2003          5,000          1,200
Renco Steel Holdings, Inc.,
    10.875%, 2005                             4,500          3,870
                                                      -------------
                                                            14,445
                                                      -------------

MISCELLANEOUS - 1.8%
Sullivan Graphics, Inc., 12.75%, 2005         5,500          5,665
                                                      -------------

RETAIL - 1.1%
Pantry, Inc., 10.25%, 2007                    3,500          3,675
                                                      -------------

TECHNOLOGY - 3.7%
Exodus Communications, Inc.,
     11.25%, 2008                             3,000          3,270
Fairchild Semiconductor Corp.,
     10.125%, 2007                            2,625          2,645
     10.375%, 2007 (144A security acquired
        March 1999 for $2,000,000)**          2,000          2,000
Orbital Imaging Corp., 11.625%, 2005          4,250          4,144
                                                      -------------
                                                            12,059
                                                      -------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES March 31, 1999 (Unaudited)
(Continued)                                                                    4


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
TELECOMMUNICATIONS - 25.0%
AMSC Acquisition, Inc.,
     12.25%, 2008                         $   3,325     $    1,530
Centennial Cellular, Inc., 10.75%, 2008
     (144A security acquired Dec. 1998
     for $3,523,750)**                        3,500          3,692
Dobson Communications Corp.,
     11.75%, 2007                             4,400          4,713
Facilicom International, Inc.,
     10.5%, 2008                              6,000          4,680
Grupo Iusacell S.A., 10%, 2004                2,000          1,880
Impsat Corp., 12.125%, 2003                   3,500          3,185
Iridium L.L.C., 11.25%, 2005                 10,500          4,200
Metrocall, Inc., 9.75%, 2007                  5,000          4,375
Nextel Communications, Inc.,
      9.75%, 2004                             5,000          5,175
Poland Telecom Finance B.V.,
     14%, 2007                                2,500          2,287
Price Communications Wireless, Inc.,
     11.75%, 2007                             8,000          8,800
Primus Telecommunications, Inc.,
     11.75%, 2004                             5,250          5,421
RSL Communications PLC.,
     10.5%, 2008                              4,500          4,770
Talton Holdings, Inc., 11%, 2007              3,500          3,150
Teligent, Inc., 11.5%, 2007                   8,000          7,600
Transtel Pass-Thru Trust, 12.5%,
     2007 (144A security acquired Oct
     and Nov 1997 for $4,170,000)**           4,250          1,828
Versatel Telecom B.V.,
     13.25%, 2008                             6,550          6,894
Winstar Communications, Inc.,
    10%, 2008                                 5,000          3,350
Winstar Equipment Corp.,
    12.5%, 2004                               3,000          2,940
                                                      -------------
                                                            80,470
                                                      -------------
TEXTILES - 3.7%
Anvil Knitwear, Inc., 10.875%, 2007           4,500          2,025
Cluett American Corp.,
     10.125%, 2008                            5,000          4,575
Fruit of the Loom, Inc., 8.875%, 2006
     (144A security acquired March 1999
     for $2,821,256)**                        2,825          2,783
Norton McNaughton, Inc.,
    12.5%, 2005                               3,000          2,550
                                                      -------------
                                                            11,933
                                                      -------------

TRANSPORTATION - 4.4%
American Commercial Lines L.L.C.,
    10.25%, 2008                              4,300          4,429
Atlas Air, Inc., 10.75%, 2005                 5,385          5,674
Kitty Hawk, Inc., 9.95%, 2004                 4,000          4,030
                                                      -------------
                                                            14,133
                                                      -------------

TOTAL BONDS AND NOTES (Cost - $501,030,160)                436,435
                                                      -------------


                                                              MARKET
                                         NUMBER               VALUE
                                         OF SHARES            (000)
                                        ----------------------------
PREFERRED STOCK - 0.0%
   (Cost - $121,340)
Viatel, Inc., Series A                        1,525     $      289
                                                      -------------

WARRANTS - 0.4%
American Mobile Satellite Corp.,
     Exp. 2008*                               3,325           $ 11
Convergent Communications, Inc.,
     Exp. 2008*                              30,000              -
IHF Capital, Inc., Class A & L,
     Exp. 1999*                               5,000              2
Metronet Communications Co.,
     Class B, Exp. 2007*                      4,500            337
NS Group, Inc.,  Exp. 2003*                   4,080             22
Orbital Imaging Corp., Exp. 2005*             4,250            170
Poland Telecom Finance B.V.,
     Exp. 2007*                               2,500             88
Primus Telecommunications, Inc.,
     Exp. 2004*                               4,250             64
Versatel Telecom B.V., Exp 2008*              6,550            498
Wireless One, Inc., Exp. 2000*               15,000              -
                                                      -------------
TOTAL WARRANTS (Cost - $593,317)                             1,192
                                                      -------------

TOTAL INVESTMENTS IN SECURITIES - 135.9%
    (Total Cost - $501,744,817)                            437,916
Liabilities, Less Cash and Other Assets - (35.9%)         (115,777)
                                                      -------------
NET ASSETS - 100% (equivalent to $6.31 per
    share based on 51,016,203 shares outstanding)        $ 322,139
                                                      =============


       ---------------------------------------------------------------
       PORTFOLIO COMPOSITION (UNAUDITED)
       March  31, 1999

                                              MARKET         % OF
       QUALITY RATINGS* OF                    VALUE         MARKET
       LONG-TERM BONDS                        (000)         VALUE
       ---------------------------------------------------------------
       Ba/BB                                   $17,196           3.9%
       B/B                                     327,124          75.0%
       Below B                                  92,115          21.1%
                                            -----------  -------------
                                              $436,435         100.0%
                                            ===========  =============


       *The higher of Moody's or Standard & Poor Ratings.
     -----------------------------------------------------------------

 *   Non-income producing securities.
**   Indicates restricted security; the aggregate fair value of restricted securities is $52,175,119 (aggregate cost
     $57,679,912)
     which is approximately 16% of net assets.
***  Variable rate security. Rate disclosed is as of March 31, 1999.




The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       5

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)


                                               (IN THOUSANDS)
                                            -------------------

ASSETS:
Investments at market value
    (Cost - $501,744,817)                     $ 437,916
Cash on deposit with custodian                        1
Receivable for investments sold                   7,421
Interest receivable                              14,877
Investment for Trustees' deferred
    compensation plan                               256
                                            ------------
      TOTAL ASSETS                              460,471
                                            ------------
LIABILITIES:
Loan payable                                    131,315
Dividend payable April  9, 1999 at
    $.0675 per share                              3,444
Payable for investments purchased                 2,000
Accrued interest payable                            979
Accrued advisory fees payable                       223
Deferred Trustees' fees payable                     256
Other accrued expenses (including $32,003
    due to affiliate)                               115
                                            ------------
      TOTAL LIABILITIES                         138,332
                                            ------------
NET ASSETS (Equivalent to $6.31 per share
    based on 51,016,203 shares of
    beneficial
    interest outstanding; unlimited number of
    shares authorized)                        $ 322,139
                                            ============

COMPONENTS OF NET ASSETS:
Paid in capital                               $ 428,027
Undistributed net investment income               1,335
Unrealized depreciation of investments          (63,829)
Accumulated net realized loss                   (43,394)
                                            ------------
NET ASSETS                                    $ 322,139
                                            ============



STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1999 (UNAUDITED)


                                             (IN THOUSANDS)
                                          ---------------------
INVESTMENT INCOME
INCOME:
    Interest                                            $13,768
EXPENSES:
    Interest expense                       $1,844
    Investment advisory fees                  670
    Administrative services                    39
    Custodian fees and expenses                38
    Transfer agent fees and expenses           20
    Auditing and legal fees                    10
    Trustees' fees                             10
    Shareholder reports                         6
    Other                                      11         2,648
                                          --------  ------------

NET INVESTMENT INCOME                                    11,120
                                                    ------------

REALIZED AND UNREALIZED GAIN/LOSS ON
     INVESTMENTS
    Net realized loss from
      investments                                        (7,622)
    Unrealized appreciation of investments                1,014
                                                    ------------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                          (6,608)
                                                    ------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                     $ 4,512
                                                    ============



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       6


STATEMENT OF CHANGES IN NET ASSETS

                                    (UNAUDITED)
                                   THREE MONTHS      YEAR ENDED
                                       ENDED        DECEMBER, 31
                                   MAR 31, 1999         1998
                                   -------------    -------------
                                          (IN THOUSANDS)
                                   ------------------------------
OPERATIONS:
Net investment income                 $ 11,120         $ 43,808
Net realized gain (loss) from
    investments                         (7,622)           6,022
Unrealized appreciation
    (depreciation) on investments        1,014          (81,422)
                                     ---------         --------
Net increase (decrease) in net assets
    from operations                      4,512          (31,592)
                                     ---------         --------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.2025
    per share and $0.8825 per share,
    respectively)                      (10,316)         (43,630)
                                     ---------         --------
Total distributions to
    shareholders                       (10,316)         (43,630)
                                     ---------         --------
CAPITAL SHARE TRANSACTIONS:
Proceeds from 0 and 12,452,266 capital
    shares issued pursuant to
    rights offering (net of related
    expenses of $237,401), respectively                  98,260
Capital contribution by Adviser          1,615
Net increase from 284,940 and
    792,574 capital shares issued
    to shareholders in reinvestment
    of
    distributions, respectively          2,039            5,995
                                     ---------         --------
Net increase from capital share
    transactions                         3,654          104,255
                                     ---------         --------
NET INCREASE (DECREASE) IN
    NET ASSETS                          (2,150)          29,033
NET ASSETS:
Beginning of period                    324,289          295,256
                                     ---------         --------
End of period (including undistributed
    net investment income of $1,335,091
    and $531,609, respectively)      $ 322,139         $324,289
                                     =========         ========



STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 1999 (UNAUDITED)


                                                 (IN THOUSANDS)
                                               ------------------
CASH PROVIDED BY FINANCING ACTIVITIES:
Cash provided by borrowing                              15,315
Capital contribution by Adviser                          1,615
Dividends paid in cash                                 (11,936)
                                                       --------
                                                         4,994
                                                       --------
CASH USED BY OPERATIONS:
Purchases of portfolio securities                      (67,079)
Proceeds from sales of portfolio securities             50,533
                                                       --------
                                                       (16,546)
                                                       --------
Net Investment Income                                   11,120
Net change in receivables/payables
    related to operations                                  418
                                                        11,538
                                                        (5,008)
                                                       --------
NET DECREASE IN CASH                                       (14)
CASH, BEGINNING OF PERIOD                                   15
                                                       --------
CASH, END OF PERIOD                              $           1
                                                ===============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)             7



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) 8



2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 1, 2000. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the three months ended March 31, 1999 were $119,489,166 at an average interest rate of approximately 6.26%. As of March 31, 1999, the Fund was paying interest at an average annual rate of 6.0% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the three months ended March 31, 1999, the Fund paid or accrued $38,953. On February 24, the Fund received a capital contribution of $1,615,306 from CII as reimbursement for inaccurate execution of a corporate action.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the three months ended March 31, 1999 were $67,060,713 and $50,533,192, respectively.

As of March 31, 1999, the cost of securities for federal income tax purposes was $501,744,817. At March 31, 1999 unrealized depreciation for Federal income tax purposes aggregated $63,829,326 of which $8,247,411 related to appreciated securities and $72,076,737 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At March 31, 1999, the Fund had a capital loss carryover for Federal income tax purposes of $35,528,808 of which $30,071,289, $3,704,377 and $1,753,142 expire in 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

7. RIGHTS OFFERING. During the fourth quarter of 1997, the Fund announced a rights offering, whereby each shareholder on the record date received one non-transferable right per common share. The terms of the rights offering allowed shareholders to acquire one common share for each three rights held and over-subscribe for additional shares (subject to availability and allotment). The subscription price per share was the net asset value per share at the close of business on January 23, 1998. The Fund received primary and over-subscription requests totaling 12,452,266 shares from shareholders during the subscription period from December 26, 1997 (the record date) to January 23, 1998 (the expiration date). On the expiration date, the Fund's net asset value per share was $7.91. Net proceeds to the Fund, received in January 1998, were approximately $98 million.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Unaudited) (Continued)
                                                                              9


8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


------------------------------------------------------------------------------------------------------------------
                                                (UNAUDITED)
                                                 3 MOS.
                                                  ENDED
                                                 MAR. 31                  YEAR ENDED DECEMBER 31,
                                                  1999       1998        1997       1996       1995       1994
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD              $  6.39    $  7.88     $  7.43    $  7.19    $  6.59    $  7.54
                                                  --------   --------    --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                            0.22       0.88        0.87       0.85       0.84       0.86
Net realized and unrealized gains (losses)          (0.10)     (1.49)       0.44       0.29       0.60      (0.91)
                                                  --------   --------    --------   --------   --------   ---------

TOTAL FROM INVESTMENT OPERATIONS                     0.12      (0.61)       1.31       1.14       1.44      (0.05)
                                                  --------   --------    --------   --------   --------   ---------
LESS DISTRIBUTIONS:
Distributions from net investment income            (0.20)     (0.88)      (0.86)     (0.90)     (0.84)     (0.88)
Distributions in excess of net investment
  income
                                                      -          -           -          -          -        (0.02)
                                                  --------   --------    --------   --------   --------   ---------
TOTAL DISTRIBUTIONS                                 (0.20)     (0.88)      (0.86)     (0.90)     (0.84)     (0.90)
                                                  --------   --------    --------   --------   --------   ---------
NET ASSET VALUE, END OF PERIOD                    $  6.31    $  6.39     $  7.88    $  7.43    $  7.19    $  6.59
                                                 =========   =========   =========  =========  =========  ========
MARKET VALUE, END OF PERIOD                       $  7.38    $  7.25     $  8.44    $  8.38    $  7.88    $  7.00
                                                 =========   =========   =========  =========  =========  ========
TOTAL INVESTMENT RETURN:
Per share market value                               4.68%     (3.35)%     11.65%     19.25%     26.24%     (5.43)%
Per share net asset value (2)                        1.94%     (8.31)%     18.58%     16.70%     22.93%     (0.76)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)          $322,139   $324,289   $ 295,256   $273,500   $259,773   $233,454
Ratio of expenses to average net assets
  (includes interest expense)                        0.82%      3.40%       3.28%      3.35%      3.80%      3.27%
Ratio of net expenses to average net assets
  (excludes interest expense)                        0.25%      0.97%       1.06%      1.07%      1.12%      1.17%
Ratio of net investment income to average net
  assets                                             3.43%     12.05%      11.28%     11.60%     12.03%     12.33%
Portfolio turnover                                     12%        56%         74%        78%        60%        72%



(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Unaudited) (Continued)
                                                                              10


9. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                NET REALIZED AND
                                                                             UNREALIZED GAIN (LOSS)
PERIOD                    INVESTMENT INCOME       NET INVESTMENT INCOME          ON INVESTMENTS       INCR. (DECR.) IN NET ASSETS
ENDED                     TOTAL    PER SHARE      TOTAL    PER SHARE        TOTAL     PER SHARE      TOTAL           PER SHARE
------------------------------------------------------------------------------------------------------------------------------------

March 31, 1997             $10,260    $0.28        $7,970      $0.21         $(3,094)    $(0.08)     $(830)          $(0.07)
June 30, 1997               10,294     0.28         8,000       0.22          11,995       0.32     13,707             0.34
September 30, 1997          10,467     0.28         8,082       0.22           8,588       0.23     10,349             0.25
December 31, 1997           10,704     0.29         8,295       0.22          (1,397)     (0.03)    (1,470)           (0.07)

March 31, 1998              13,024     0.28        10,126       0.22           8,199       0.16    108,909             0.18
June 30, 1998               14,459     0.29        11,110       0.22         (12,703)     (0.25)   (10,327)           (0.23)
September 30, 1998          14,432     0.29        11,120       0.22         (78,316)     (1.55)   (75,967)           (1.54)
December 31, 1998           14,244     0.28        11,452       0.23           7,420       0.15      6,418             0.10

March 31, 1999              13,768     0.27        11,120       0.22          (6,608)     (0.10)    (2,150)           (0.08)


---------------------------------------------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                                                           11


TRUSTEES                                   Thomas C. Jones                            OFFICERS
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENT                Richard H. Forde
ADVISORY DIRECTOR,                         MANAGEMENT AND CIGNA                       CHAIRMAN OF THE BOARD AND
ADMEDIA CORPORATE ADVISORS, INC.           INVESTMENTS, INC.                          PRESIDENT

                                           Paul J. McDonald
Richard H. Forde                           SENIOR EXECUTIVE VICE PRESIDENT
SENIOR MANAGING DIRECTOR,                  AND CHIEF FINANCIAL OFFICER,               Alfred A. Bingham III
CIGNA INVESTMENTS, INC.                    FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER,                                                         Alan C. Petersen
KAMAN CORPORATION                                                                     VICE PRESIDENT

                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY


--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

YEAR 2000 ISSUES

The Fund could be adversely affected if the computer systems used by CIGNA Investments and the Fund's other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the Fund, both in its operations and in its investments, CIGNA Investments is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the Fund will not be adversely impacted by these matters.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

CIGNA High Income Shares
100 Front Street                         [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Suite 300
Worcester, MA 01601



                                                     CIGNA HIGH INCOME SHARES

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                    FIRST QUARTER REPORT
    PERMIT 750
--------------------

                                                         MARCH 31, 1999


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]